UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 1, 2006

PS BUSINESS PARKS, INC.
        (Exact name of registrant as specified in its charter)

California	1-10709	95-4300881
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer Identification
of Incorporation)	Number)	Number)

701 Western Avenue, Glendale, California 91201-2397
        (Address of principal executive offices ) (Zip Code)

        Registrant’s telephone number, including area code: (818) 244-8080

N/A
        (Former name or former address, if changed since last report)

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

PS Business Parks, Inc. Performance-Based Compensation Plan for Covered Employees

On May 1, 2006, the shareholders of PS Business Parks, Inc. (the "Company"), approved the PS Business Parks, Inc. Performance-Based Compensation Plan for Covered Employees (the "Performance-Based Plan"). The Plan is designed to permit the Compensation Committee of the Company's Board of Directors to make awards to Company executives that will qualify as performance based compensation to allow the Company a full income tax deduction for that compensation. Under the Performance-Based Plan, if predetermined business performance measures to be set by the Compensation Committee are satisfied, bonuses may be awarded. The Performance-Based Plan generally will be administered in 12-month performance periods, which coincide with each calendar year. The executives' base compensation will not be dependent upon satisfying the performance measures under the Performance-Based Plan and they also may be paid other compensation that is not governed by the Performance-Based Plan.

The Compensation Committee will administer the Performance-Based Plan and has full power to interpret and administer the Performance-Based Plan. The Compensation Committee will designate the plan participants for each performance period. Persons employed by Company or one of its affiliates who are, or are reasonably expected to be, "covered employees" within the meaning of Code Section 162(m), are eligible to be designated by the Compensation Committee as a participant in the Performance-Based Plan.

The Performance-Based Plan generally will be administered in 12-month performance periods that coincide with each calendar year. The performance-based bonus is an amount that may be paid if applicable performance measure or measures are met in the performance period. The bonus may be paid in cash and/or restricted stock units granted in accordance with the Company's 2003 stock option and incentive plan. The maximum cash performance-based bonus will be equal to a fixed percentage of the plan participant's base salary. The Compensation Committee will determine the fixed percentage by the 90th day of the performance period.

By the 90 th day of each performance period, the Compensation Committee will determine who will participate in the Performance-Based Plan and for each plan participant:

the applicable performance measure or measures, which could be based on net income, funds from operations, funds available for distribution, revenues, earnings per share, return on assets, return on equity, return on invested capital, operational efficiency measures, rental income, move-in activity and occupancy level of same-store properties, ratio of earnings to fixed charges, price of the Company's common stock and level of acquisition and development activity (these business criteria may apply to an individual, a business unit or the Company as a whole, and need not be based on an increase or positive result under the business criteria selected);

the percentages to be allocated for each performance measure, if more than one; and

the maximum bonus.

Under the Performance-based Plan, the maximum annual cash bonus that may be granted to any covered employee is limited to $1,500,000, and the maximum annual award of restricted stock units that may be granted to any covered employee is limited to 100,000 units. A covered employee may receive an annual cash bonus, an annual award of restricted stock units, or both. Following the end of each performance period, the Compensation Committee will determine the actual performance results for each performance measure and the maximum amount, if any, which each plan participant could receive based on the percentage allocated by the Compensation Committee to each performance measure (if more than one is used) for each plan participant. If the relevant performance measures are not achieved, the plan participant will not receive any bonus or will receive only a portion of the target bonus as to which performance measures were achieved. In determining the actual amount of bonuses to be paid under the Performance-Based Plan, the Compensation Committee has the discretion to reduce or eliminate to zero prior to payment the amount of any bonus, taking into account the objective or subjective factors the Compensation Committee deems appropriate.

The Compensation Committee may generally amend, suspend or terminate the Performance-Based Plan as it deems proper and in the best interests of the Company.

The foregoing is only a summary of the Performance-Based Plan and is qualified in its entirety by reference to the full text of the Performance-Based Plan, which is attached as Exhibit 10.1 to this report.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective May 1, 2006, the Company's Stockholders approved an amendment to amend Article IV, Section 2 of the Company's Bylaws to read as follows.

Section 2. Number and Qualification of Directors. The number of directors of the corporation shall be not less than seven (7) nor more than thirteen (13). The exact number of directors shall be eight (8) until changed, within the limits specified above, by a bylaw amending this Section 2, duly adopted by the board of directors or by the shareholders. The indefinite number of directors may be changed, or a definite number fixed without provision for an indefinite number, by a duly adopted amendment to the articles of incorporation or by an amendment to this bylaw duly adopted by the vote or written consent of holders of a majority of the outstanding shares entitled to vote; subject, however, to such additional voting requirement or limitation as is imposed under applicable law in the case of an amendment reducing the number of directors to a number less than five (5).

Item 9.01. Financial Statements and Exhibits

      (c) Exhibits

       Exhibit 10.1 PS Business Parks, Inc. Performance-Based Compensation Plan for Covered Employees

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PS BUSINESS PARKS, INC.

Date: May 5, 2006

By: /s/ Edward A. Stokx
Edward A. Stokx
Chief Financial Officer

         PS BUSINESS PARKS, INC.
PERFORMANCE-BASED COMPENSATION PLAN
FOR COVERED EMPLOYEES

        Effective January 1, 2006

1.

Purpose. The purpose of the PS Business Parks, Inc. Performance-Based Compensation Plan for Covered Employees is to permit certain compensation payable to covered employees of PS Business Parks, Inc. and its subsidiaries to qualify as deductible performance-based compensation for federal income tax purposes.

2.	Definitions. As used in the Plan, the following terms shall have the meanings set forth below:

(a)

 "Affiliate"shall mean (i) an entity that, directly or indirectly, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in either case as determined by the Committee.

(b)	"Base Pay" shall mean the annual base rate of cash compensation, excluding bonuses.

(c)	"Board"shall mean the Board of Directors of the Company.

(d)

"Bonus"shall mean a cash payment or award of Restricted Stock Units to a Participant, which may be in addition to Base Pay, made pursuant to the Plan with respect to a particular Performance Period. The amount of a Bonus may be less than or equal to the Bonus Potential.

(e)

"Bonus Potential" shall mean the Bonus amount that may be paid in cash and/or Restricted Stock Units if 100% of applicable Performance Measures are achieved in the Performance Period. The cash portion of the Bonus Potential shall be equal to a fixed percentage of the Participant's Base Pay for such Performance Period.

(f)	"Code" shall mean the Internal Revenue Code of 1986, as amended.

(g)	"Committee" shall mean the Committee designated pursuant to Section 4 of the Plan.

(h)	"Company" shall mean PS Business Parks, Inc., a California corporation.

(i)

"Covered Employee" shall mean at any date, as determined by the Committee in its sole discretion, any individual who with respect to the previous taxable year of the Company, was a "covered employee" of the Company within the meaning of Code Section 162(m) or who is reasonably expected to be such a "covered employee" with respect to the then current taxable year of the Company or with respect to the taxable year of the Company in which any applicable Bonus will be paid.

(j)	"Fiscal Year" shall mean the twelve-month period from January 1 through December 31.

(k)

"Participant" shall mean each Covered Employee of the Company in active service as designated by the Committee as eligible for participation in the Plan and who is selected by the Committee for participation in the Plan prior to the Predetermination Date.

(l)

"Performance Measures" shall mean, on a GAAP or non-GAAP basis, any one or more or any combination of the following measurable criteria tied to the Company's performance that the Committee may determine, including but not limited to net income, net asset value, funds from operations, funds available for distribution, dividend yield, revenues, earnings per share, return on assets, return on equity, return on invested capital, customer/tenant retention, adequacy of internal controls, operational efficiency measures, rental income, move-in activity and occupancy level of same-store properties, ratio of earnings to fixed charges, price of the Company's common stock and level of acquisition and development activity. Performance Measures may be based on one or more business criteria that apply to an individual, a division, region or the Company as a whole, but need not be based on an increase or positive result under the business criteria selected.

(m)	"Performance Period" shall mean a twelve-month period of time based upon the Company's Fiscal Year, or such other time period as shall be determined by the Committee.

(n)	"Plan" shall mean the PS Business Parks, Inc. Performance-Based Compensation Plan for Covered Employees, as amended from time to time.

(o)

"Predetermination Date" shall mean (i) the earlier of a date 90 days after the commencement of the Performance Period, or a date not later than the expiration of 25% of the Performance Period, provided that the satisfaction of selected Performance Measures is substantially uncertain at such time as determined in accordance with applicable Treasury Regulations or governing precedent, or (ii) such other date on which a performance goal is considered to be pre-established pursuant to Code Section 162(m).

(p)	"Restricted Stock Units" shall mean restricted stock units granted in accordance with the PS Business Parks, Inc. 2003 Stock Option and Incentive Plan or a successor or replacement of such plan.

3.

  Eligibility.Any Covered Employee employed by the Company or any of its Affiliates during a Performance Period and in active service is eligible to be a Participant under the Plan for such Performance Period, whether or not so employed or living at the date a Bonus is paid, and may be considered by the Committee for a Bonus. A Participant is not rendered ineligible to be a Participant by reason of being a member of the Board. Notwithstanding any other provision of this Plan to the contrary, the Committee shall have sole discretion to designate or approve the Participants for any given Performance Period.

4.	Administration.

(a)

Unless otherwise designated by the Board, the Compensation Committee of the Board shall be the Committee under the Plan and it shall have at least two members. A director may service as a member or an alternate member of the Committee only during periods in which the director is an "outside director" as described in Code Section 162(m). Subsequent determination that a member or alternate member of the Committee was not an "outside director" shall not invalidate the actions taken by the Committee during such period. The Committee shall have full power and authority to construe, interpret and administer the Plan. It may issue rules and regulations for administration of the Plan and shall meet at such times and places as it may determine. A majority of the members of the Committee shall constitute a quorum and all decisions of the majority of the members of the Committee shall be final, conclusive and binding upon all parties, including the Company, its shareholders, employees and Participants.

(b)	The expenses of the administration of the Plan shall be borne by the Company.

5.

    Term.Subject to Section 10(l), the Plan shall be effective as of January 1, 2006, and shall be applicable for 2006 and future Fiscal Years of the Company unless amended or terminated by the Board or the Committee pursuant to Section 10(e).

6.

    Determinationof Plan Participants, Performance Measures and Bonus Potential. Prior to the Predetermination Date, the Committee shall designate or approve (a) the Participants, (b) the applicable Performance Measure or Measures (and the percentages allocated to each Participant for each Performance Measure, if more than one) for each Participant; (c) the Bonus Potential for each Participant (including the amounts potentially payable in cash and/or Restricted Stock Units) and (d) the Performance Period. In addition, notwithstanding the foregoing, all Performance Measure(s) shall be of such a nature that an objective third party having knowledge of all the relevant facts could determine at the end of the Performance Period whether performance results with respect to such Performance Measure(s) have been achieved.

7.	Amount of Bonus.

(a)	Calculation. Within 90 days after the end of the relevant Performance Period, the Committee shall determine the amount of the actual Bonus Potential for each Participant by:

(i)	Determining the actual performance results for each Performance Measure; and

(ii)	Determining the maximum amount to which each Participant would be entitled based on the percentage allocated by the Committee to each Performance Measure, if more than one.

(b)

Committee Negative Discretion. The actual Bonus Potential calculated for each Participant pursuant to Section 7(a) shall represent the maximum award for the Participant under the Plan for the relevant Performance Period. Notwithstanding any other provision of this Plan, the Committee may, in the exercise of its sole discretion and based on any factors the Committee deems appropriate, reduce or eliminate to zero the amount of a Bonus to a Participant otherwise calculated in accordance with the provisions of Section 7(a). The Committee shall make a determination of whether and to what extent to reduce Bonuses under the Plan for each Performance Period at such time or times following the close of the Performance Period as the Committee shall deem appropriate. Any reduction in the amount of a Bonus to a Participant for a Performance Period shall have no effect on the amount of the Bonus to any other Participant for such period.

(c)

Fixed Maximum. Notwithstanding any other provision of this Plan, the maximum cash Bonus that may be paid to a Participant under the Plan with respect to a particular twelve-month Performance Period is $1,500,000 and the maximum award of Restricted Stock Units that may be granted to a Participant under the Plan with respect to a particular twelve-month Performance Period is limited to 100,000 Restricted Stock Units. To the extent the period of time established by the Compensation Committee as defining a Performance Period is greater than twelve-months, then the maximum Bonus that may be paid to a Participant under the Plan with respect to the changed Performance Period will be an amount that bears the same relationship to the new period of time as the foregoing amounts bear to a twelve-month Performance Period.

(d)

Bonus Determination and Certification. Within 90 days after the end of the relevant Performance Period, as set forth in Section 7(a) to (c) above, the Committee shall determine the amount of the actual Bonus for each Participant, and prior to payment of any such amounts, shall certify by resolution duly adopted by the Committee the value of the Bonus for each Participant so determined.

8.	Payment of Bonuses.

(a)

Payment of a cash Bonus and award of Restricted Stock Units as a Bonus to a Participant shall be effected as soon as practicable after determination of and certification of the amount of the Bonus under Section 7 above.

(b)

The payment of a Bonus with respect to a specific Performance Period requires that the employee be on the Company's payroll as of the end of such Performance Period, except to the extent that the Committee determines otherwise and except as provided in Section 9 below.

(c)	Payments of Bonuses to Participants who are on the payroll of Affiliates of the Company shall, as determined by the Committee, be paid by or appropriately allocated to such entities.

9.

    Termination.Unless the Committee determines otherwise, a Participant will forfeit any Bonus for a Performance Period during which a Participant is involuntarily terminated for cause or voluntarily terminates his or her employment with the Company for reasons other than death, permanent and total disability, or retirement at the age and service-year set by the Company or the local law requirements where the Participant is employed.

10.	Miscellaneous.

(a)	No Assignment. No portion of any Bonus under the Plan may be assigned or transferred other than by will or the laws of descent and distribution prior to the payment thereof.

(b)	Tax Requirements. All payments made pursuant to the Plan shall be subject to all applicable taxes or contributions required by U.S. federal or state law or by non-U.S. local law to be paid or withheld, and Participants shall pay to the Company or relevant tax authorities all amounts determined to be reasonably necessary to satisfy any such obligations, all in accordance with the procedures to be established by the Committee.

(c)

  No Additional Participant Rights. The selection of an individual for participation in the Plan shall not give such Participant any right to be retained in the employ of the Company or any of its Affiliates, and the right of the Company and any such Affiliate to dismiss such Participant or to terminate any arrangement pursuant to which any such Participant provides services to the Company, with or without cause, is specifically reserved. No person shall have claim to a Bonus under the Plan, except as otherwise provided for herein, or to continued participation under the Plan. There is no obligation for uniformity of treatment of Participants under the Plan. The benefits provided for Participants under the Plan shall be in addition to, and shall in no way preclude other forms of compensation to, or in respect of, such Participants. It is expressly agreed and understood that the employment is terminable at the will of either party and, if such Participant is a party to an employment contract with the Company or one of its Affiliates, in accordance with the terms and conditions of the Participant's employment contract.

(d)

Liability. The Board and Committee shall be entitled to rely on the advice of counsel and other experts, including the independent registered public accountants for the Company. No member of the Board or of the Committee, any officers of the Company or its Affiliates or any of their designees shall be liable for any act or failure to act under the Plan, except in circumstances involving bad faith on the part of such member, officer or designee.

(e)

Amendment; Suspension; Termination. The Board or Committee may, at any time and from time to time, amend, suspend or terminate the Plan or any part of the Plan as it may deem proper and in the best interests of the Company. In the case of Participants employed outside the United States, the Board, the Committee or their designees may vary the provisions of the Plan as deemed appropriate to conform with local laws, practices and procedures. In addition, the Chief Executive Officer or the Chief Legal Officer of the Company is authorized to make certain minor or administrative changes required by or made desirable by government regulation. Any modification of the Plan may affect present and future Participants and the amount of any Bonus hereunder.

(f)

Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate of the Company from adopting or continuing in effect other compensation arrangements, which arrangements may be either generally applicable or applicable only in specific cases.

(g)

Governing Law. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of California and applicable federal law.

(h)

No Trust. Neither the Plan nor any Bonus shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and any Participant. To the extent that the Participant acquires a right to receive payments from the Company in respect of any Bonus, such right shall be no greater than the right of any unsecured general creditor of the Company.

(i)

Section 162(m). All payments under this Plan are designed to satisfy the special requirements for performance-based compensation set forth in Code Section 162(m)(4)(C), and the Plan shall be so construed. Furthermore, if a provision of the Plan causes a payment to fail to satisfy these special requirements, it shall be deemed amended to satisfy the requirements to the extent permitted by law and subject to Committee approval.

(j)

Designation of Beneficiaries. A Participant may, if the Committee permits, designate a beneficiary or beneficiaries to receive all or part of the Bonus which may be paid to the Participant, or may be payable, after such Participant's death. A designation of beneficiary shall be made in accordance with procedures specified by the Company and may be replaced by a new designation or may be revoked by the Participant at any time. In case of the Participant's death, a Bonus with respect to which a designation of beneficiary has been made (to the extent it is valid and enforceable under applicable law) shall be paid to the designated beneficiary or beneficiaries. Any Bonus granted or payable to a Participant who is deceased and not subject to such a designation shall be distributed to the Participant's estate. If there shall be any question as to the legal right of any beneficiary to receive a Bonus under the Plan, the amount in question may be paid to the estate of the Participant, in which event the Company or its Affiliates shall have no further liability to anyone with respect to such amount.

(k)

Effect of Bonuses on Other Company Benefits. It is the intent of the Company that to the extent other Company benefits payable or accruable to Participants are based on a Participant's earnings or compensation level, those other benefits shall be based on Base Pay (and shall not take into account Bonuses), unless the Committee determines otherwise.

(l)

Shareholder Approval. Adoption of this Plan is subject to the approval of the Company's shareholders, who will be asked to approve the Plan to the extent necessary to allow the Company under Code Section 162(m) to preserve the tax deductibility of payments for performance-based compensation made under the Plan. Plan amendments shall require shareholder approval only if, and to the extent required by, Section 162(m) of the Code, other applicable law or the applicable rules of any applicable stock exchange.